UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file Number 811-22965
Value Line Funds Investment Trust
(Exact name of registrant as specified in charter)
7 Times Square, New York, N.Y. 10036
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: 212-907-1900
Date of fiscal year end: December 31
Date of reporting period: June 30, 2015

Item I.   Reports to Stockholders.
A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/15 is included with this Form.

Semi-Annual Report
June 30, 2015

Worthington Value Line Equity Advantage Fund
(A Series of Value Line Funds Investment Trust)
(WVLEX)

Distributed by Eulav Securities LLC
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00152212

CEO Letter

Dear Shareholders:
We are pleased to present you with this first semi-annual report for the Worthington Value Line Equity Advantage Fund (the “Fund”), a series of the Value Line Funds Investment Trust (the “Trust”), launched on February 2, 2015, for the five-month period from the Fund’s inception through June 30, 2015. Welcome to the Worthington Funds!
We are most excited to have launched the Fund. In coordination with Value Line Funds, one of America’s oldest names in mutual fund investing, we built a proprietary multi-factor model that incorporates an array of selection criteria to guide the Fund’s portfolio composition. The end result is an actively managed equity portfolio comprised of closed-end funds that are primarily purchased at a discount to their respective net asset value. The underlying closed-end funds are managed by some of the industry’s most highly regarded asset management firms. Designed as a complement to an investor’s core equity portfolio, the Fund represents an actively managed solution to the inefficient closed-end fund market. The Fund significantly outpaced its benchmark index, the First Trust Equity Closed-End Fund Total Return Price Index1, during its first full five months of operation.
Over the next few years, it is our intent to add several more strategies to the Worthington Funds’ line-up, each built on three unifying principles:
•
Innovation — A focus on market segments that we believe are inefficient, underserved and present compelling capital appreciation opportunities.

•
Discipline — An alignment with like-minded, highly experienced investment managers who employ time-tested strategies.

•
Results — We seek to provide superior long-term performance over full market cycles without undue risk.

On the following pages, the Fund’s portfolio manager discusses the Fund’s management since its inception through June 30, 2015. The discussion highlights key factors influencing recent performance of the Fund. You will also find a schedule of investments and financial statements for the Fund.
Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the economy and the equity closed-end fund market during the five months ended June 30, 2015, especially given the newsworthy events of the period.
Economic Review
U.S. real Gross Domestic Product (GDP) got off to a slow start in 2015, contracting at a 0.2% annualized rate from January through March. This was a significant deceleration from the 2.2% pace of U.S. economic growth seen in the fourth quarter of 2014. The contraction in first quarter GDP was largely a reflection of weak consumer spending in part due to harsh winter weather and in part due to mixed employment data. A sharp drop in exports due to the strong U.S. dollar and a labor strike in west coast ports also contributed to weak first quarter economic growth. While the final GDP numbers for the second quarter of 2015 have not yet been reported as of this writing, most expect modest positive growth as many of the driving forces of first quarter weakness were widely viewed as temporary.
On the positive side, U.S. unemployment declined from 5.6% at year-end 2014 to 5.3% in June 2015. Despite the declining unemployment rate, the labor picture was not uniformly positive. Job creation slowed toward the end of the semi-annual period, and the labor force participation rate edged down slightly. These mixed labor results contributed to lackluster retail sales, as consumers spent conservatively.
As would be expected in this period of relatively slow economic growth, inflationary pressures remained modest. Consumer prices remained in check, with the headline Consumer Price Index (CPI) rising just 0.1% year over year before seasonal adjustment as of June 2015. This was the first 12-month increase in CPI since December 2014. Core inflation, which excludes food and energy and which is the price measure tied to consumer spending watched most closely by the Federal Reserve (the Fed), was up 1.8% in June 2015 from a year earlier. Notably, while the food segment of the CPI increased 1.8% during the 12 months ended June 2015, the energy segment of the CPI, despite rising in the months of May and June 2015, declined 15.0% over the same 12-month span.
The Fed continued to monitor inflation, as well as unemployment and other key market data, still looking for signs of inflation heading toward its desired 2% target. Inflationary pressures could be re-kindled should wage pressures build from declining unemployment. However, through June 2015, the Fed left the targeted federal funds rate unchanged near zero. At its June 2015 meeting, the Fed hinted that U.S. rates were still on track to increase later this year, though a shift lower in Fed officials’ economic growth and inflation forecasts signaled a potential delay, extending forecasts for an initial rate hike to late 2015. Fed Chair Janet Yellen maintained a cautious tone at the Fed’s press conference, noting the Fed would raise short-term interest rates only gradually, with the precise timing of  “lift off,” or its first rate hike, heavily dependent on data and developments.
Equity Closed-End Fund Market Review
The five-month period ended June 30, 2015 was a volatile one for closed-end fund investors. It was also a period that demonstrated how, at times, a closed-end fund’s performance may diverge from the performance of either its underlying equity holdings or its net asset value (“NAV”). The S&P 500® Index2, representing the broad U.S. equity market, rose 4.36% during the

CEO Letter (continued)

five months ended June 30, 2015. Despite some turbulence from renewed fears of a Greek exit from the euro, an economic slowdown and stock market correction in China, a strong U.S. dollar and its impact on multinationals’ businesses, and U.S. GDP that contracted in the first calendar quarter, U.S. equities were resilient — likely the result of an economy that did improve. The only sector in the S&P 500® Index that posted a negative return was utilities, which sold off sharply, as the 10-year U.S. Treasury yield climbed from 1.68% on January 30, 2015 to 2.36% on June 30, 2015.
However, even with the strong performance in the S&P 500® Index, the overall equity closed-end fund market sold off, and performance varied greatly by sector and by geography. Closed-end funds with exposure to interest-rate sensitive sectors, such as real estate and utilities, were negatively impacted and saw discounts to NAVs widen. Even more hard hit were closed-end funds with exposure to lower commodity prices, especially energy. According to Morningstar data for the first half of 2015, the average energy master limited partnership closed-end fund saw its NAV drop 9.38%, while its share price decreased 13.50%. Further, the average equity energy closed-end fund saw its NAV drop 8.58%, while its share price fell 10.64%. Indeed, for the semi-annual period, these two segments of the closed-end fund market were the worst performers. Some other closed-end fund categories that experienced weakness from lower oil and commodity prices were utilities, natural resources and precious metals. Conversely, top performing closed-end fund categories during the semi-annual period included Japan equities and health care.
* * *
We are pleased that you have included the Worthington Funds as a component of your diversified portfolios. We appreciate your confidence in Worthington and look forward to delivering additional innovative, disciplined and results-oriented investments in the years to come. For up-to-date information on the Fund and thoughts from our portfolio team on the ever-changing investment environment, we invite you to visit our website at www.WorthingtonFunds.com.
Best Regards,

Steven W. Sansom
Founder and Chief Executive Officer
Worthington Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of the Worthington Value Line Equity Advantage Fund’s prospectus can be obtained free of charge by calling 855.400.5941.
The Worthington Value Line Equity Advantage Fund is distributed by EULAV Securities LLC.
The Worthington Value Line Equity Advantage Fund primarily invests in a diversified basket of U.S. closed-end funds, preferred stocks and ETFs, and therefore is subject to the risks associated with closed-end funds, preferred stocks and ETFs. These risks include general market risk and depending on their investment policies and the types of securities in which the funds invest, may also be subject to issuer, credit, interest rate, prepayment, inflation, liquidity, political, currency, reinvestment, sector concentration, foreign securities and leverage risk.
Value Line, Value Line Logo, Timeliness, Safety are trademarks or registered trademarks of Value Line Inc. and/or its affiliates in the United States and other countries. Used by permission.

The First Trust Equity Closed-End Fund total Return Price Index is a capitalization weighted index designed to provide a broad representation of the equity based closed-end fund universe. The equity based closed-end fund market is comprised of the following sectors; U.S. global, international, country, emerging market, commodities, preferreds, REITs, covered calls, sector specific, tax-advantaged, MLP, and hybrid funds. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

The S&P 500® Index consists of 500 stocks which are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System and is representative of the broad stock market. This is an unmanaged index and does not reflect charges, expenses or taxes, and it is not possible to directly invest in this index.

WORTHINGTON VALUE LINE EQUITY ADVANTAGE FUND

INVESTMENT OBJECTIVE AND STRATEGY (condensed)
The Fund’s investment objective is capital appreciation. Current income is a secondary investment objective. The Fund primarily invests in a diversified basket of U.S. closed-end funds, which Worthington Capital Management (the “Manager”) and EULAV Asset Management (the “Adviser”) believes offer opportunities for growth and income. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves.
Manager Discussion of Fund Performance
Below, Worthington Value Line Equity Advantage Fund portfolio manager Cynthia Starke discusses the Fund’s performance and positioning for the five months ended June 30, 2015 (the “reporting period”).
How did the Fund perform during the reporting period?
The Fund generated a total return of  -0.50% during the five months ended June 30, 2015. This compares to the -1.69% return of the Fund’s benchmark, the First Trust Equity Closed-End Fund Total Return Price Index (the “First Trust Index”), during the same period.
On average, during the reporting period, the Fund’s weighted average discount to net asset value (“NAV”) was 9.8%, and its average distribution yield was 7.6%. This compares to the First Trust Index’s average discount to NAV of 7.1% and average distribution yield of 8.0% during the same period.
What key factors were responsible for the Fund’s performance during the reporting period?
The Fund’s outperformance of the First Trust Index can be attributed primarily to sector allocation decisions. Via its underlying closed-end funds, the Fund benefited primarily from its relatively smaller allocation to the energy sector. The Fund also was helped by its smaller exposure than the First Trust Index to utilities, via its underlying closed-end funds, and its comparatively greater exposure to the stronger performing consumer discretionary sector.
Did the Fund’s proprietary model favor certain types of equity closed-end fund during the reporting period?
The Fund’s proprietary model favored energy, real estate and global closed-end funds during the reporting period. The Fund’s model ranks all equity closed-end funds according to a number of proprietary factors, including both technical and valuation-driven criteria. Discounts to NAV relative to a closed-end fund’s one-year average discount to NAV play an important role in the model’s quantitative selection process.
Did qualitative allocation decisions help or hurt the Fund’s performance during the reporting period?
Qualitative allocation decisions helped the Fund’s performance. The Fund outperformed the First Trust Index during the reporting period. We made qualitative decisions to increase the Fund’s exposure to health care and broad-based equity closed-end funds and to decrease its exposure to energy, real estate and international closed-end funds. These decisions had a net positive effect on relative results.
Which equity market sectors most significantly affected Fund performance when looking at the closed-end funds underlying holdings?
Via underlying closed-end funds, energy, utilities and consumer discretionary were the top positive contributors to the Fund’s relative performance. Energy closed-end funds were the weakest performers, as demand waned and sent discounts to NAVs wider. In contrast, energy stocks in the S&P 500® Index had a modestly positive 0.13% return. As the Fund was underweighted to and achieved effective selection within the energy closed-end funds category, it proved to be a top contributor. Similarly, the Fund’s underweighted position and effective selection within the utilities closed-end funds category added value. Impacted by the rise in long-term interest rates, which made their yields less attractive, utilities stocks were by far the worst performers in the S&P 500® Index during the five-month reporting period, the only sector to post a negative absolute return. Via underlying closed-end funds, the Fund’s overweighted exposure to the consumer discretionary sector boosted relative results.
Partially offsetting these positive contributors was exposure to the financials, materials and telecommunication services sectors, via underlying closed-end fund holdings.
Which underlying funds contributed most to the Fund’s relative results?
The closed-end funds that made the most positive contribution to the Fund’s return during the reporting period were positions in John Hancock Financial Opportunities Fund, Source Capital and Clough Global Equity Fund.

WORTHINGTON VALUE LINE EQUITY ADVANTAGE FUND
(continued)

Which underlying funds detracted significantly from the Fund’s performance during the reporting period?
The closed-end funds that detracted most from the Fund’s performance during the reporting period were positions in ClearBridge Energy MLP Opportunity Fund, BlackRock Utility and Infrastructure Trust and GAMCO Global Gold Natural Resources & Income Trust.
Did the Fund invest in other investments, other than closed-end funds, during the reporting period?
No, the Fund was invested only in equity closed-end funds during the reporting period.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales?
Given the Fund’s launch on February 2, 2015, it was not so much a time of making changes but rather of building the Fund’s portfolio. That said, we highlight just a few of the trades we made during the reporting period as insight to our investment strategy.
Were there any notable changes in the Fund’s weightings during the five-month period?
Again, because the Fund was launched on February 2, 2015, it was not a matter of making changes but rather of building the portfolio. That said, from the start of the reporting period on January 30, 2015 to its end on June 30, 2015, we decreased the Fund’s exposure to the energy and real estate categories of closed-end funds and increased its weightings in the information technology and health care closed-end fund categories.
How was the Fund positioned relative to its benchmark index at the end of June 2015?
As of June 30, 2015, the Fund owned 35 closed-end funds, individually weighted within a range of 1.4% to 4.6% of total net assets. This compares to the First Trust Index, which owned 178 closed-end funds with weightings within a range of 0.3% to 1.8% of total net assets.
From a sector perspective, at the end of June 2015, the Fund was overweight relative to the First Trust Index via positions in underlying closed-end funds in financials, information technology, health care, materials, industrials and consumer discretionary. On the same date, the Fund was underweight relative to the First Trust Index in energy and utilities and was rather neutral to the First Trust Index in consumer staples and telecommunication services.
What is your tactical view and strategy for the months ahead?
As we look to the second half of 2015, we intend to carefully monitor expected and real changes in commodity prices, interest rates and the overall macroeconomic environment, as these will likely continue to influence the performance of the equity closed-end fund market and the equity market broadly going forward. Our analysis of these factors guide us in our qualitative and sector allocation decision-making processes, implemented as a way to seek to enhance the results of our proprietary multi-factor quantitative equity closed-end fund model.

Worthington Value Line Equity Advantage Fund
Portfolio Highlights at June 30, 2015 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
General American Investors Co., Inc.	3,500	$121,905	4.4%
Liberty All Star Equity Fund	21,075	121,181	4.4%
Nuveen Dow 30SM Dynamic Overwrite Fund	8,033	119,290	4.4%
Eaton Vance Tax-Advantaged Dividend Income Fund	6,000	118,800	4.3%
Nuveen NASDAQ 100 Dynamic Overwrite Fund	6,415	118,357	4.3%
Gabelli Equity Trust, Inc.	18,300	114,558	4.2%
Eaton Vance Tax-Managed Diversified Equity Income Fund	9,714	110,448	4.0%
Eaton Vance Risk-Managed Diversified Equity Income Fund	10,100	109,181	4.0%
Tekla Life Sciences Investors	3,600	101,556	3.7%
Gabelli Dividend & Income Trust (The)	4,400	91,608	3.3%
Asset Allocation – Percentage of Net Assets

Asset Class Allocation* – Percentage of Net Assets

*
Asset class allocation is prepared by the Adviser using public information most readily available and is an estimate based on such information.

Worthington Value Line Equity Advantage Fund
Schedule of Investments (unaudited)	June 30, 2015

Shares		Value
CLOSED-END FUNDS (95.9%)
7,700	Alpine Global Premier Properties Fund	$49,819
7,085	Alpine Total Dynamic Dividend Fund	61,214
7,750	BlackRock Resources & Commodities Strategy Trust	70,680
5,073	BlackRock Science & Technology Trust	89,538
4,400	BlackRock Utility and Infrastructure Trust	79,860
7,815	CBRE Clarion Global Real Estate Income Fund	62,207
2,525	ClearBridge Energy MLP Fund, Inc.	58,732
2,900	ClearBridge Energy MLP Opportunity Fund, Inc.	54,288
2,800	ClearBridge Energy MLP Total Return Fund, Inc.	51,184
3,660	Cohen & Steers Infrastructure Fund, Inc.	76,933
5,700	Cohen & Steers Quality Income Realty Fund, Inc.	60,933
10,100	Eaton Vance Risk-Managed Diversified Equity Income Fund	109,181
6,000	Eaton Vance Tax-Advantaged Dividend Income Fund	118,800
9,714	Eaton Vance Tax-Managed Diversified Equity Income Fund	110,448
3,600	First Trust New Opportunities MLP and Energy Fund	56,520
4,400	Gabelli Dividend & Income Trust (The)	91,608
18,300	Gabelli Equity Trust, Inc.	114,558
11,960	GAMCO Global Gold Natural Resources & Income Trust	77,860
3,500	General American Investors Co., Inc.	121,905
1,550	India Fund, Inc. (The)	41,060
2,170	John Hancock Financial Opportunities Fund	59,024
21,075	Liberty All Star Equity Fund	121,181
1,220	Morgan Stanley China A Share Fund, Inc.	41,382
1,500	Morgan Stanley India Investment Fund, Inc.*	41,190
Shares		Value
8,033	Nuveen Dow 30SM Dynamic Overwrite Fund	$119,290
6,415	Nuveen NASDAQ 100 Dynamic Overwrite Fund	118,357
5,455	Nuveen Real Estate Income Fund	55,696
2,890	Salient Midstream & MLP Fund	58,291
3,600	Tekla Life Sciences Investors	101,556
1,500	Templeton Dragon Fund, Inc.	37,200
1,725	Tortoise Energy Infrastructure Corp.	63,670
2,350	Tortoise MLP Fund, Inc.	49,914
9,175	Voya Global Equity Dividend and Premium Opportunity Fund	74,960
4,500	Voya Infrastructure Industrials and Materials Fund	65,790
9,000	Wells Fargo Advantage Global Dividend Opportunity Fund	62,280
TOTAL CLOSED-END FUNDS (Cost $2,756,436) (95.9%)		2,627,109
SHORT-TERM INVESTMENT (4.5%)
	MONEY MARKET FUND (4.5%)
124,719	State Street Institutional Liquid Reserves Fund	124,719
TOTAL SHORT-TERM INVESTMENTS (Cost $124,719) (4.5%)		124,719
TOTAL INVESTMENT SECURITIES (100.4%) (Cost $2,881,155)		$2,751,828
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-0.4%)		(11,741)
NET ASSETS (100%)		$2,740,087
NET ASSET VALUE PER OUTSTANDING SHARE ($2,740,087 ÷ 275,341 shares outstanding)		$9.95
*
Non-income producing.

MLP
Master Limited Partnership

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2015 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Closed-End Funds	$2,627,109	$—	$—	$2,627,109
Short-Term Investment	124,719	—	—	124,719
Total Investments in Securities	$2,751,828	$—	$—	$2,751,828
See Notes to Financial Statements.

Statement of Assets and Liabilities
at June 30, 2015 (unaudited)

Assets:
Investments in securities, at value	$2,751,828
Cash	4,210
Receivable from Adviser	7,643
Interest and dividends receivable	7,345
Prepaid expenses	3,810
Receivable for capital shares sold	200
Total Assets	2,775,036
Liabilities:
Accrued expenses:
Directors’ fees and expenses	564
Other	34,385
Total Liabilities	34,949
Net Assets	$2,740,087
Net assets consist of:
Additional paid-in capital	2,789,828
Undistributed net investment income	54,449
Accumulated net realized gain on investments	25,137
Net unrealized depreciation of:
Investments	(129,327)
Net Assets	$2,740,087
Shares Outstanding (unlimited authorized at no par value)	275,341
Net Asset Value, Offering and Redemption Price per Outstanding Share	$9.95
Cost of investments	$2,881,155
See Notes to Financial Statements.

Statement of Operations
for the Period Ended June 30, 2015(1) (unaudited)

Investment Income:
Dividends	$69,183
Interest	95
Total Income	69,278
Expenses:
Advisory fee	9,886
Service and distribution plan fees	2,471
Custodian fees	17,974
Auditing and legal fees	7,188
Transfer agent fees	9,494
Directors’ fees and expenses	836
Printing and postage	4,353
Insurance	381
Other	6,929
Total Expenses Before Fees Waived and Reimbursed	59,512
Less: Fees Waived and Reimbursed by the Adviser, Manager and Distributor (See Note 4)	(44,683)
Net Expenses	14,829
Net Investment Income	54,449
Net Realized and Unrealized Gain/(Loss) on:
Net Realized Gain/(Loss) From:
Investments	25,137
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	(129,327)
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments	(104,190)
Net Decrease in Net Assets from Operations	$(49,741)
(1)
The Fund commenced operations on February 2, 2015.

See Notes to Financial Statements.

Statement of Changes in Net Assets
for the Period Ended June 30, 2015 (unaudited)

February 2, 2015(1) to June 30, 2015 (unaudited)
Operations:
Net investment income	$54,449
Net realized gain on investments	25,137
Change in net unrealized appreciation/(depreciation) on investments	(129,327)
Net decrease in net assets from operations	(49,741)
Share Transactions:
Proceeds from sale of shares	2,789,838
Cost of shares redeemed	(10)
Net increase in net assets from capital share transactions	2,789,828
Total increase in net assets	2,740,087
Net Assets:
Beginning of period	$0
End of period	$2,740,087
Undistributed/(distributions in excess of) net investment income included in net assets, at end of period	$54,449
Capital Share Transactions:
Shares sold	275,342
Shares redeemed	(1)
Net increase	275,341
(1)
Commencement of operations.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout the period:
February 2, 2015(1) to June 30, 2015 (unaudited)
Net asset value, beginning of period	$10.00
Income/(loss) from investment operations:
Net investment income	0.20
Net losses on securities (both realized and unrealized)	(0.25)
Total from investment operations	(0.05)
Net asset value, end of period	$9.95
Total return(2)	(0.50)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,740
Ratio of gross expenses to average net assets(3)(4)	6.02%
Ratio of net expenses to average net assets(3)(5)	1.50%
Ratio of net investment income to average net assets(3)	5.51%
Portfolio turnover rate(2)	43%
(1)
Commencement of operations.

(2)
Not annualized.

(3)
Annualized.

(4)
Ratio reflects expenses grossed up for the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

(5)
Ratio reflects expenses net of the reimbursement by the Adviser, Manager and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
Worthington Value Line Equity Advantage Fund (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund is managed by Worthington Capital Management (the “Manager”). The Fund seeks to achieve capital appreciation by primarily investing in a diversified bucket of U.S. closed-end funds which the investment adviser, EULAV Asset Management (the “Adviser”), believes offer opportunities for growth and dividend income. The Fund is a series of the Value Line Funds Investment Trust (the “Trust”). The Fund is currently the only series in the Trust. The Value Line Funds (the “Value Line Funds”) is a family of 12 mutual funds that includes a wide range of solutions designed to meet virtually any investment goal and consists of a variety of equity, fixed income, and hybrid funds.
The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.
(A) Security Valuation:   Investments in shares of open-end and closed-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the NYSE (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At June 30, 2015, all of the Fund’s investments were valued based on Level 1 inputs, as detailed in the Portfolio of Investments.
It is the Fund’s policy to record transfers into or out of Level 1, Level 2, and Level 3 at the end of the reporting period. There were no transfers into or out of any level during the current period presented. Additionally, the Fund did not hold any Level 3 securities during the period.
The amounts and reasons for all transfers in and out of each level within the three-tier hierarchy are disclosed when the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period (e.g. greater than 1%). An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

Notes to Financial Statements (unaudited) (continued)

(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(G) Offering Expenses:   The Adviser and the Manager, on behalf of the Fund, have agreed to incur all of the Fund’s organizational expenses and certain offering costs. Other offering costs borne by the Fund will be accounted for as a deferred charge until operations begin and thereafter be amortized over 12 months on a straight line basis.
(H) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, were as follows:
February 2, 2015(1) to June 30, 2015 (unaudited)
PURCHASES:
Investment Securities	$3,816,763
SALES:
Investment Securities	$1,081,086
(1)
Commencement of operations.

3.   Income Taxes
At June 30, 2015, information on the tax components of capital is as follows:
Cost of investments for tax purposes	$2,881,155
Gross tax unrealized appreciation	$16,408
Gross tax unrealized depreciation	(145,735)
Net tax unrealized appreciation on investments	$(129,327)

June 30, 2015

4.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
An advisory fee of  $9,886 was paid or payable to the Adviser and the Manager for the period ended June 30, 2015. The Adviser and Manager are each paid at an annual rate of 0.50% of the average daily net assets of the Fund during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended June 30, 2015, fees amounting to $2,471, before fee waivers, were accrued under the Plan.
The Adviser, the Manager and the Distributor, have agreed to waive a portion of their management, advisory and Rule 12b-1 fees and the Manager has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.50% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser, the Manager and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2016 only with the agreement of the Board of Trustees of the Trust. For the period ended June 30, 2015, the Adviser and Distributor waived fees in the amounts of  $4,943 and $2,471, respectively. The Manager waived $4,943 and reimbursed expenses of  $32,326. As of June 30, 2015, amounts of  $4,943, $2,471 and $37,269 are subject to recovery by the Adviser, Distributor and Manager, respectively.
Direct expenses of the Fund are charged to the Fund while common expenses of the Funds are allocated proportionately based upon the Value Line Funds’ respective net assets. The Fund bears all other costs and expenses.
The Fund may have a concentration of investors holding a significant percentage of shares outstanding. Investment activities of these investors could have an impact on the Fund. At June 30, 2015, there was one investor owning greater than 50% of the Fund's net assets.
5.   New Accounting Pronouncements
In May 2015, the Financial Accounting Standards (“FASB”) issued ASU 2015-07 entitled Fair Value Measurement (Topic 820) — Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which is intended to address the diversity in practice of how investments measured at the fair value with redemption dates in the future (including periodic redemption dates) are categorized within the fair value hierarchy. ASU 2015-07 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. At this time, management is evaluating the implications of ASU 2015-07 and its impact to financial statements.

Fund Expenses (unaudited)

Example
As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (February 2, 2015(1) through June 30, 2015).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value February 2, 2015(1)	Ending Account Value June 30, 2015	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$995.00	$6.11	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.29	$6.17	1.50%
(1)
Commencement of operations.

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 149/365 (to reflect the Fund’s most recent fiscal period since inception). This expense ratio may differ from the expense ratio shown in the financial highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING THE INVESTMENT ADVISORY
AGREEMENT AND MANAGEMENT AGREEMENT FOR WORTHINGTON VALUE LINE EQUITY
ADVANTAGE FUND, A SERIES OF THE VALUE LINE FUNDS INVESTMENT TRUST
The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Trustees, including a majority of Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of the Value Line Funds Investment Trust (the “Trust”) to approve with respect to the Worthington Value Line Equity Advantage Fund (the “Fund”), a series of the Trust, the Fund’s investment advisory agreement (the “Advisory Agreement”) with EULAV Asset Management (the “Adviser”) and the Fund’s management agreement (the “Management Agreement”) with Worthington Capital Management, LLC (the “Manager”) for an initial term of not more than two years (and annually thereafter). The Advisory Agreement and Management Agreement are referred to herein as the “Agreements”.
In considering whether each Agreement was in the best interests of the Fund and its shareholders, the Board requested, and the Adviser and the Manager provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreements. At meetings throughout the preceding year, including the meeting specifically focused upon the approval of the Agreements, the Independent Trustees met in executive sessions separately from the non-Independent Trustee of the Fund and any officers of the Adviser and Manager. In selecting the Adviser and Manager and approving the Agreements, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.
Both in the meeting specifically focused upon the approval of the Agreements and at other meetings, the Board, including the Independent Trustees, received materials relating to the Adviser’s and the Manager’s investment and management services under the Agreements. These materials included information regarding: (i) the services and support to be provided to the Fund and its shareholders by the Adviser and the Manager; (ii) the investment process, investment restrictions, and valuation procedures for the Fund; (iii) compliance reports and background concerning the Adviser and the Manager; (iv) proposed disclosure information to be contained in the registration statement of the Trust; (v) information on relevant developments in the mutual fund industry and the general investment outlook in the markets in which the Fund intends to invest; (vi) financial information about the Adviser and the Manager; (vii) a description of the personnel at the Adviser and the Manager to be involved with the Fund, their background, professional skills and accomplishments; (viii) comparative expense information for other mutual funds that are similar to the Fund, including comparisons to a peer group of funds, described in greater detail below, as classified and prepared by Lipper Inc., an independent evaluation service (“Lipper”); (ix) the proposed arrangements with respect to the distribution of the Fund’s shares; (x) the proposed allocation and cost of the Fund’s brokerage (none of which is expected to be effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (xi) the overall nature, quality and extent of services to be provided by the Adviser and the Manager.
As part of their review, the Board requested, and the Adviser and Manager each provided, additional information in order to evaluate the quality of the Adviser’s and the Manager’s expected services and the reasonableness of their fees under the Agreements. In a separate executive session, the Independent Trustees reviewed information, which included data comparing: (i) the Fund’s overall combined advisory fee and management fee, administrator fee, Rule 12b-1 fee, transfer agent and custodian fees, and other non-management expenses, to those incurred by a peer group of funds consisting of the Fund and the following retail no-load funds as selected objectively by Lipper: two other equity income funds, four global flexible portfolio funds, one flexible portfolio fund, two specialty diversified equity funds and one multi-cap core fund (“Expense Group”), and a peer group of funds consisting of the Expense Group and all other retail no-load equity income, global flexible portfolio, flexible portfolio, specialty diversified equity and multi-cap core funds of funds (excluding outliers), as selected objectively by Lipper (“Expense Universe”) and (ii) the Fund’s anticipated expense ratio to those of its Expense Group and Expense Universe.
In their executive session, the Independent Trustees also reviewed information regarding: (a) the financial results and condition of the Adviser, Manager and the Distributor and their anticipated profitability from the services to be performed for the Fund and other funds advised by the Adviser (the “Value Line Funds”); (b) the Adviser’s and the Manager’s investment management staffing and resources; (c) the ownership, control and day-to-day management of the Adviser and the Manager; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a description of the methodology used by Lipper to determine the Expense Group and the Expense Universe to prepare its information. The Board observed that there is a range of investment options available to prospective shareholders of the Fund, and that the Fund’s shareholders will make the decision to invest in the Fund.
The following summarizes matters considered by the Board in connection with its approval of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Trustee may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   No performance or other historical information for the Fund was available from the Adviser or the Manager, since the Fund had not yet commenced operations and there were no existing Value Line Funds, or other funds or accounts managed by the Adviser or the Manager, with the same investment style as the Fund.
Personnel and Methods.   The Board reviewed the background of the portfolio manager and other investment personnel at the Adviser that will be responsible for the daily management of the Fund’s portfolio, exercising investment discretion in seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Board also reviewed the

Semi-Annual Report (continued)

personnel and methods of the Manager that will be employed in the research and development, as well as the ongoing evaluation and enhancement, of the quantitative model to be used by the Adviser in managing the Fund’s investments. The Independent Trustees engaged in discussions with the Adviser’s and the Manager’s senior management responsible for the overall functioning of their respective operations. The Board viewed favorably: (i) the resources invested by the Adviser and the Manager in analytic tools to support the portfolio management, compliance and shareholder relation functions; (ii) the ability of the Adviser and the Manager to attract skilled personnel through an appropriate incentive structure; and (iii) the qualifications and reputation of the personnel at the Manager that will be responsible for providing commentary in shareholder reports and responding to shareholder inquiries regarding the investment policies, performance and program of the Fund. The Board concluded that the Fund’s management team and the Adviser’s and the Manager’s overall resources were adequate and that the Adviser and the Manager have investment management capabilities and personnel essential to performing their respective duties under the Agreements.
Management Fee and Expenses.   The Board considered the Adviser’s and the Manager’s fees under the Agreements relative to the management fee applicable to the funds in the Expense Group and Expense Universe, both before and after applicable fee waivers and expense reimbursements. Before giving effect to fee waivers and expense reimbursements applicable to certain funds in the Expense Group, the Board noted that the Fund’s overall combined advisory fee rate and management fee rate was lower than the median management fee rate of the Expense Group. After giving effect to fee waivers and expense reimbursements applicable to certain funds, the Board also noted that the Fund’s overall combined advisory fee rate and management fee rate was slightly lower than the median management fee rate of the Expense Universe and the same as that of the Expense Group. The Board considered the allocation of the Fund’s overall combined fee as between the Adviser and the Manager (i.e., as an advisory fee and a management fee) in light of the services to be provided by each under its Agreement. The Board concluded that the Fund’s advisory fee rate and management fee rate, both separately and in the aggregate, were satisfactory for the purpose of approving each Agreement for an initial term.
The Board also considered the Fund’s projected total expense ratio relative to its Expense Group and Expense Universe. The Adviser, the Manager, the Distributor, and the Board agreed to contractually limit the Fund’s total annual operating expenses (other than those attributable to acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.50% of the Fund’s average daily net assets during the period ending June 30, 2016 pursuant to an Expense Limitation Agreement. Under the Expense Limitation Agreement, fees are waived first by the Adviser and the Manager in proportionate amounts up to the total fee payable to each under the Advisory Agreement and Management Agreement, respectively. Fees are then waived by the Distributor, up to the total amount payable under the Fund’s Rule 12b-1 Plan and then up to the total amount payable under the Fund’s Sub-Transfer Agency Plan. Any additional reimbursement necessary to limit the Fund’s total operating expenses (subject to the exclusions noted above) to an annualized rate of 1.50% is paid by the Manager. The Expense Limitation Agreement provides that the Adviser, the Manager and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s total operating expenses (subject to the exclusions noted above) fall below an annualized rate of 1.50%. The fee waivers and expense reimbursements under the Expense Limitation Agreement can be terminated or modified before June 30, 2016 only with the approval of the Board. The Board noted that the Fund’s projected expense ratio was higher than that of the Expense Universe median and the same as that of the Expense Group median, after giving effect to fee waivers and expense reimbursements applicable to the Fund and certain funds in the Expense Group and Universe. The Board concluded that the average expense ratio was satisfactory for the purpose of approving each Agreements for the initial term.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services to be provided by the Adviser, the Manager and the Distributor, and their commitment to maintaining that level of service. The Board considered the resources and effectiveness of the Adviser’s and the Manager’s overall compliance program, as well as the services to be provided by the Distributor with respect to the other Value Line Funds. The Board viewed favorably the Adviser’s experience in managing registered investment companies and steps taken by the Adviser to enhance the portfolio management process of other Value Line Funds, including the investment of the Value Line Funds’ cash balances, the additional resources devoted by the Adviser to enhance its and the Value Line Funds’ overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Value Line Funds, such as a more robust website. The Board considered the Manager’s proposed methods for assuring compliance with the Fund’s investment objectives and policies, for monitoring and testing best execution of the Fund’s transactions, for overseeing the Adviser’s trading in less liquid securities, and for voting proxies on behalf of the Fund. The Board viewed favorably the Manager’s expertise in developing and maintaining the quantitative model the Adviser will use in managing the Fund’s investment portfolio. The Board reviewed the services to be provided in supervising the Fund’s third party service providers, primarily by the Manager and, to a lesser extent, by the Adviser and Distributor. Based on this review, the Board concluded that the nature, quality, cost and extent of such other services to be provided by each of the Adviser, the Manager and the Distributor were satisfactory, reliable and beneficial to the Fund’s shareholders.
Profitability.   Because the Fund had not yet commenced operations, the Board was unable to consider historical information about the profitability of the Fund to the Adviser or the Manager. However, the Board considered the anticipated level of profitability by reviewing projections of asset levels and anticipated expenses for the Funds, as well as information about the historic profitability of the other Value Line Funds to the Adviser and the Distributor. The Board noted that any projections are speculative and do not guarantee profits to the Adviser, the Manager or the Distributor. The Adviser, the Manager and the

Distributor agreed to provide the Board with profitability information in connection with future proposed continuances of each Agreement. The Board concluded that the projected profitability of the Adviser, the Manager and the Distributor with respect to the Fund was within a range the Board considered reasonable for purposes of approving the initial term of each Agreement.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits the Adviser, the Manager and the Distributor could receive from their association with the Fund or the Trust. The Board concluded that potential “fall-out” benefits that the Adviser, the Manager and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.
Economies of Scale.   The Board considered that, given the anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and Manager.   The Board was informed by the Adviser and the Manager that neither currently manages any non-mutual fund account that has similar objectives and policies as those of the Fund.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreements and at other meetings held during the preceding year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant, in the exercise of its reasonable business judgment and with the advice of independent counsel, the Board concluded with respect to each Agreement separately that the rate at which the Fund pays a fee pursuant to such Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded with respect to each Agreement, and the advisory fee rate and management fee rate thereunder (as applicable), is fair and reasonable and voted to approve for the initial term each Agreement as in the best interest of the Fund and its shareholders.

 Form N-Q
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

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For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5.   Audit Committee of Listed Registrants
Not Applicable.
Item 6.   Investments
Not Applicable
Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not Applicable
Item 8.   Portfolio Managers of Closed-End Management Investment Companies
Not Applicable
Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not Applicable
Item 10.   Submission of Matters to a Vote of Security Holders
Not Applicable
Item 11.   Controls and Procedures.
(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.   Exhibits.
(a)
(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)
Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
By	/s/ Mitchell E. Appel
Mitchell E. Appel, President
Date:	September 10, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer
By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer
Date:	September 10, 2015